UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDMAX

Putnam Absolute Return 700 Fund®

Semiannual report
4|30|14

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
700 Fund®

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Shareholder meeting results	76

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Absolute Return 700 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of Treasury bills while employing strategies that may produce lower volatility over time. The Absolute Return 700 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

The Absolute Return 700 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to manage risk.

Standard deviation of returns since fund inception 12/23/08–4/30/14

Treasury bills 0.05%
Putnam Absolute Return 700 Fund® 4.53%
Bonds 2.83%
Stocks 15.40%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 700 Fund

Absolute Return 700 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 700 Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment during the six-month reporting period ended April 30, 2014?

Equity markets performed well overall for the period, but it was not without volatility. During the final months of 2013, following the 16-day partial U.S. government shutdown in early October, equity markets around the world bounced back, posting record highs. In late 2013, there was uncertainty regarding when the U.S. Federal Reserve would begin to reduce its $85-billion-a-month in bond purchases. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases by $10 billion per month beginning in January 2014. Equity markets reacted positively to the news, which indicated that the central bank was confident that the U.S. economy was improving. Bond prices declined, however, and interest rates inched higher.

Calendar-year 2014 began mostly on a down note for market performance, with investors assuming a more risk-averse posture. Extremely harsh winter weather in the United States and some weak economic data releases coupled with concerns about emerging-market economies weighed on share prices. Interest-rate-sensitive assets performed relatively well, reflecting a preference for high-quality assets. In February, emerging-market concerns eased somewhat, and reassuring comments from new Fed Chair Janet Yellen about the central bank’s

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/14. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 700 Fund	5

monetary policy helped most equity markets rebound. In addition, in February 2014, the U.S. debt-ceiling issue was ultimately settled temporarily through March 2015. By the end of the period, market movement turned again, with global markets reacting negatively to Russia’s military intervention in Ukraine. In this environment, the fund’s strategies held up well, producing positive results for shareholders.

What strategies do you employ in the portfolio?

Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return of Treasury bills by 7% on an annualized basis over a full market cycle (generally at least three years), regardless of market conditions.

With the goal of building a more resilient portfolio, we use both directional strategies, which are trades based on our assessment of the broad market or of a specific security’s direction, and non-directional strategies, which describe a host of strategies that we believe can deliver positive returns regardless of market direction — whether up, down, or sideways. These strategies can help reduce the fund’s overall volatility, diversify our sources of return, and contribute to the portfolio’s goal of more consistent performance.

Also, when it comes to equity investments, we target less volatile, or “low-beta,” stocks. We do this because, in our research on historical market trends and patterns, we have found that low-beta stocks have historically provided better risk-adjusted returns than the overall market for longer time periods.

Directional and non-directional strategies are two of the primary strategies for the fund, but it’s important to note that one of the essential features of an absolute return approach is that we have flexibility in using a variety of tools to seek to mitigate a variety of risks.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Absolute Return 700 Fund

How did you implement those strategies during the semiannual period?

During the period, the portfolio was fairly well diversified. We had a significant position in U.S. equities that favored stocks that have been less volatile than the overall market. In addition, the fund held a wide range of fixed-income positions, as well as a small short position — a strategy that can profit from a security’s decline in value — in commodities.

The most significant directional-strategy contributions came from the fund’s exposure to equities. Interest-rate and credit positioning also added value. Within the directional component of the portfolio, only inflation-sensitive instruments and commodity exposure detracted.

Within the non-directional component, equity selection alpha strategies had the most impact. In particular, returns were generated from several strategies that own a basket of stocks versus broad markets or regional exposures. For example, regional long/short trades included long S&P 500 positions against both stocks in emerging markets and the United Kingdom.

Among the non-directional strategies that detracted was a targeted trade within emerging markets. We positioned the portfolio to be short a basket of five emerging-market countries that we thought would underperform. However, stocks in these markets outperformed, causing the strategy to detract from fund results.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 700 Fund	7

How did you position the fund within fixed income?

Our fixed-income holdings generally posted positive results, although they were more modest than returns from stocks. The fund saw much better returns from credit-risk strategies than from interest-rate-sensitive instruments.

We continued to have a large position in high-yield corporate bonds. High-yield bonds advanced, benefiting from the fact that many companies generated strong earnings, and the default rate remained low. High-yield corporate bonds often follow the lead of equity markets, because many of the same fundamentals, especially earnings and revenues, influence both asset classes. Within mortgage credit, we preferred agency collateralized mortgage obligations [CMOs] securities. Seasoned mezzanine commercial mortgage-backed securities [CMBS] also contributed positive results.

We kept interest-rate risk at a low level. This type of risk is commonly measured in years and referred to as “duration.” A security’s or portfolio’s duration indicates the sensitivity of its price to interest-rate movements. Keeping duration short helped limit the impact of interest-rate fluctuations on the fund’s performance.

Many experts believe the harsh winter weather hampered GDP growth. Do you agree?

Clearly, the weather affected economic activity during the early months of 2014. The initial GDP report indicated growth fell to a scant 0.1% for the first quarter. Weather hurt everything from auto sales and durable goods orders to home sales and construction activity. Anecdotally, the situation has improved as the weather has warmed up.

I believe that the second quarter will likely deliver better results in these areas and that GDP growth will be stronger.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Absolute Return 700 Fund

What is your outlook for the remainder of 2014?

Looking at the economic data, we believe we are in a low-growth environment. GDP has trended higher, but it has been a slow process.

That said, the market environment this year has been quite different than in 2013, when stocks experienced extraordinary growth. It would be a mistake to expect a repeat performance in equity markets this year. So far in 2014, this view has been confirmed. I do not believe we are experiencing a market correction, but more of a rotation from higher-growth and higher-value stocks to what the market perceives as stocks with lower growth rates that may be less volatile.

Nonetheless, we continue to believe that the U.S. economy’s fundamentals and corporate profits can support further growth in equity markets for the rest of the year. Corporate balance sheets look solid and earnings are respectable, but there is little top-line growth. We are also relatively optimistic about the economic recovery in the eurozone.

Russia’s military intervention in Ukraine and the slowing pace of emerging-market economies are worrisome issues, to be sure, and will demand our ongoing attention.

Given the slow pace of the U.S. economic recovery, the Fed has indicated its intention to keep short-term interest rates near zero for the foreseeable future. The accommodative policy of the Fed — and other major central banks around the world — should also support equity prices. Likewise, we believe credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Even though interest rates have been holding in a fairly narrow range recently, our longer-term outlook is for rising interest rates, which we believe will continue to cast a long shadow over interest-rate-sensitive

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 700 Fund	9

assets. Given this outlook, we maintain our strategic asset allocation in the fund, favoring equities and credit-sensitive assets, while remaining less exposed to duration risk of interest-rate-sensitive instruments.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley College and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Absolute Return 700 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	38.11%	30.17%	32.56%	31.56%	32.71%	32.71%	34.10%	29.40%	35.93%	39.84%	40.05%	39.82%
Annual average	6.22	5.05	5.41	5.26	5.43	5.43	5.63	4.93	5.90	6.47	6.50	6.46

5 years	34.61	26.87	29.58	27.58	29.73	29.73	30.96	26.37	32.61	36.16	36.36	36.14
Annual average	6.12	4.88	5.32	4.99	5.34	5.34	5.54	4.79	5.81	6.37	6.40	6.36

3 years	9.66	3.35	7.23	4.23	7.25	7.25	8.09	4.31	8.88	10.60	10.77	10.58
Annual average	3.12	1.11	2.35	1.39	2.36	2.36	2.63	1.42	2.88	3.42	3.47	3.41

1 year	2.98	–2.94	2.21	–2.79	2.20	1.20	2.51	–1.08	2.79	3.29	3.40	3.26

6 months	3.49	–2.46	3.15	–1.85	3.14	2.14	3.28	–0.34	3.47	3.71	3.73	3.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 700 Fund	11

Comparative index returns For periods ended 4/30/14

	BofA Merrill Lynch	Barclays
	U.S. Treasury	U.S. Aggregate
	Bill Index	Bond Index	S&P 500 Index

Life of fund	0.89%	27.98%	145.15%
Annual average	0.17	4.72	18.24

5 years	0.77	26.88	140.02
Annual average	0.15	4.88	19.14

3 years	0.30	11.20	47.48
Annual average	0.10	3.60	13.83

1 year	0.08	–0.26	20.44

6 months	0.04	1.74	8.36

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.141		$0.054	$0.053	$0.081		$0.115	$0.169	$0.182	$0.175

Capital gains	—		—	—	—		—	—	—	—

Total	$0.141		$0.054	$0.053	$0.081		$0.115	$0.169	$0.182	$0.175

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/13	$12.17	$12.91	$11.91	$11.91	$11.99	$12.42	$12.04	$12.22	$12.23	$12.20

4/30/14	12.45	13.21	12.23	12.23	12.30	12.75	12.34	12.50	12.50	12.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Absolute Return 700 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	38.00%	30.07%	32.56%	31.56%	32.71%	32.71%	33.99%	29.30%	35.82%	39.61%	39.82%	39.59%
Annual average	6.30	5.11	5.49	5.34	5.52	5.52	5.71	5.00	5.98	6.54	6.57	6.53

5 years	37.31	29.42	32.16	30.16	32.31	32.31	33.46	28.78	35.28	38.78	38.99	38.76
Annual average	6.55	5.29	5.74	5.41	5.76	5.76	5.94	5.19	6.23	6.77	6.81	6.77

3 years	11.81	5.38	9.36	6.36	9.38	9.38	10.14	6.28	11.03	12.68	12.85	12.66
Annual average	3.79	1.76	3.03	2.08	3.03	3.03	3.27	2.05	3.55	4.06	4.11	4.05

1 year	3.15	–2.78	2.46	–2.54	2.45	1.45	2.68	–0.92	2.96	3.46	3.48	3.43

6 months	4.69	–1.33	4.38	–0.62	4.37	3.37	4.41	0.76	4.60	4.92	4.94	4.89

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/13	1.26%	2.01%	2.01%	1.76%	1.51%	1.03%	0.93%	1.01%

Annualized expense ratio for the
six-month period ended 4/30/14*	1.25%	2.00%	2.00%	1.75%	1.50%	0.94%	0.92%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees of 0.01%, which is not included in the financial highlight or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.09% from annualizing the performance fee adjustment for the six months ended 4/30/14.

Absolute Return 700 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.31	$10.07	$10.07	$8.82	$7.57	$4.75	$4.65	$5.05

Ending value (after expenses)	$1,034.90	$1,031.50	$1,031.40	$1,032.80	$1,034.70	$1,037.10	$1,037.30	$1,036.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.26	$9.99	$9.99	$8.75	$7.50	$4.71	$4.61	$5.01

Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,020.13	$1,020.23	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 700 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Absolute Return 700 Fund	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 700 Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 700 Fund	17

The fund’s portfolio 4/30/14 (Unaudited)

COMMON STOCKS (36.2%)*	Shares	Value

Basic materials (1.2%)
Albemarle Corp.	25,500	$1,709,520

International Flavors & Fragrances, Inc.	25,771	2,538,959

PPG Industries, Inc.	22,100	4,279,002

Sigma-Aldrich Corp.	37,717	3,628,753

		12,156,234
Capital goods (1.1%)
Boeing Co. (The)	15,200	1,961,104

General Dynamics Corp.	34,591	3,785,984

MRC Global, Inc. †	19,200	560,448

Roper Industries, Inc.	12,863	1,787,314

Stericycle, Inc. †	11,800	1,373,992

Waste Management, Inc.	55,800	2,480,310

		11,949,152
Communication services (0.7%)
SBA Communications Corp. Class A †	12,528	1,124,513

Verizon Communications, Inc.	131,217	6,131,770

		7,256,283
Conglomerates (2.1%)
3M Co.	7,800	1,084,902

Danaher Corp.	59,792	4,387,537

General Electric Co.	63,935	1,719,212

Marubeni Corp. (Japan)	713,000	4,756,213

Mitsubishi Corp. (Japan)	266,000	4,755,737

Mitsui & Co., Ltd. (Japan)	341,400	4,838,310

		21,541,911
Consumer cyclicals (5.7%)
Aaron’s, Inc.	16,500	486,255

Advance Auto Parts, Inc.	8,416	1,020,777

Automatic Data Processing, Inc.	59,800	4,662,007

AutoZone, Inc. †	3,546	1,893,174

Bed Bath & Beyond, Inc. †	20,900	1,298,517

Cintas Corp.	16,700	984,131

Dillards, Inc. Class A	5,167	506,004

Dollar Tree, Inc. †	23,263	1,211,304

Equinix, Inc.	17,716	1,254,470

FactSet Research Systems, Inc.	14,000	1,491,000

Gartner, Inc. †	25,900	1,785,546

Home Depot, Inc. (The)	72,723	5,782,206

Kimberly-Clark Corp.	47,947	5,382,050

Lowe’s Cos., Inc.	28,700	1,317,617

Madison Square Garden Co. (The) Class A †	10,400	567,840

MasterCard, Inc. Class A	79,570	5,852,374

MSC Industrial Direct Co., Inc. Class A	9,466	861,974

Omnicom Group, Inc.	24,572	1,663,033

PetSmart, Inc.	12,051	815,612

Priceline Group, Inc. (The) †	3,972	4,598,582

Scotts Miracle-Gro Co. (The) Class A	13,700	838,577

Scripps Networks Interactive Class A	9,495	712,790

18	Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Target Corp.	55,028	$3,397,979

Thomson Reuters Corp. (Canada)	37,500	1,356,750

TJX Cos., Inc. (The)	13,900	808,702

Verisk Analytics, Inc. Class A †	21,057	1,265,315

VF Corp.	44,600	2,724,614

Viacom, Inc. Class B	49,805	4,232,429

		58,771,629
Consumer staples (4.6%)
Altria Group, Inc.	173,331	6,952,306

Dr. Pepper Snapple Group, Inc.	59,800	3,314,116

General Mills, Inc.	34,300	1,818,586

Hershey Co. (The)	35,596	3,425,759

ITOCHU Corp. (Japan)	483,000	5,424,733

Lorillard, Inc.	78,100	4,640,702

McDonald’s Corp.	56,368	5,714,587

PepsiCo, Inc.	75,742	6,505,480

Procter & Gamble Co. (The)	9,368	773,328

Starbucks Corp.	60,716	4,287,763

Sumitomo Corp. (Japan)	398,200	5,168,126

		48,025,486
Energy (3.2%)
Chevron Corp.	64,962	8,154,030

ConocoPhillips	45,975	3,416,402

Dril-Quip, Inc. †	4,700	531,664

EQT Corp.	9,312	1,014,915

Exxon Mobil Corp.	119,131	12,200,205

Occidental Petroleum Corp.	30,900	2,958,675

Phillips 66	25,709	2,139,503

Spectra Energy Corp.	33,666	1,336,877

Williams Cos., Inc. (The)	32,700	1,378,959

		33,131,230
Financials (5.9%)
ACE, Ltd.	32,100	3,284,472

Alleghany Corp. †	3,711	1,514,014

Allied World Assurance Co. Holdings AG	15,820	1,703,656

Aon PLC	37,800	3,208,464

Arch Capital Group, Ltd. †	27,496	1,576,071

Aspen Insurance Holdings, Ltd.	21,300	975,114

Axis Capital Holdings, Ltd.	26,700	1,221,525

BankUnited, Inc.	45,900	1,514,241

Berkshire Hathaway, Inc. Class B †	41,434	5,338,771

Broadridge Financial Solutions, Inc.	41,100	1,575,774

Chubb Corp. (The)	50,611	4,660,260

Everest Re Group, Ltd.	10,386	1,641,300

JPMorgan Chase & Co.	70,035	3,920,559

M&T Bank Corp.	29,200	3,562,692

PartnerRe, Ltd.	12,707	1,339,318

ProAssurance Corp.	32,800	1,489,776

Public Storage R	28,639	5,026,431

Absolute Return 700 Fund	19

COMMON STOCKS (36.2%)* cont.	Shares	Value

Financials cont.
RenaissanceRe Holdings, Ltd.	18,854	$1,908,213

Signature Bank †	18,100	2,150,642

Simon Property Group, Inc. R	22,100	3,827,720

Travelers Cos., Inc. (The)	57,700	5,226,466

Validus Holdings, Ltd.	44,465	1,648,318

W.R. Berkley Corp.	42,500	1,880,200

Wells Fargo & Co.	11,580	574,831

		60,768,828
Health care (4.5%)
AbbVie, Inc.	28,200	1,468,656

C.R. Bard, Inc.	9,473	1,300,927

Cardinal Health, Inc.	28,828	2,003,834

Eli Lilly & Co.	66,115	3,907,397

Forest Laboratories, Inc. †	27,000	2,481,570

Henry Schein, Inc. †	10,945	1,250,247

Johnson & Johnson	93,985	9,519,741

Laboratory Corp. of America Holdings †	12,000	1,184,400

McKesson Corp.	16,379	2,771,163

Mednax, Inc. †	18,400	1,090,200

Merck & Co., Inc.	137,127	8,030,157

Patterson Cos., Inc.	22,000	895,400

Perrigo Co. PLC	9,690	1,403,693

Pfizer, Inc.	250,990	7,850,967

Stryker Corp.	14,300	1,111,825

		46,270,177
Technology (4.7%)
Accenture PLC Class A	20,700	1,660,554

Amdocs, Ltd.	43,000	2,000,790

Apple, Inc.	18,115	10,689,480

DST Systems, Inc.	16,200	1,493,478

Google, Inc. Class A †	9,009	4,818,733

Google, Inc. Class C †	9,009	4,744,680

Intuit, Inc.	42,659	3,231,419

L-3 Communications Holdings, Inc.	12,559	1,448,932

Maxim Integrated Products, Inc.	67,465	2,188,565

MICROS Systems, Inc. †	28,400	1,462,600

Microsoft Corp.	202,723	8,190,009

Oracle Corp.	90,800	3,711,903

Synopsys, Inc. †	43,800	1,647,756

VeriSign, Inc. †	33,300	1,571,094

		48,859,993
Transportation (1.4%)
Alaska Air Group, Inc.	11,900	1,119,552

Copa Holdings SA Class A (Panama)	5,706	771,908

Southwest Airlines Co.	93,509	2,260,113

Union Pacific Corp.	31,200	5,941,415

United Parcel Service, Inc. Class B	49,499	4,875,652

		14,968,640

20 Absolute Return 700 Fund

COMMON STOCKS (36.2%)* cont.	Shares	Value

Utilities and power (1.1%)
CMS Energy Corp.	30,000	$909,300

ITC Holdings Corp.	17,500	646,975

Kinder Morgan, Inc.	33,175	1,083,496

PG&E Corp.	49,800	2,269,884

PPL Corp.	71,300	2,377,142

Southern Co. (The)	97,600	4,473,008

		11,759,805

Total common stocks (cost $315,233,341)		$375,459,368

MORTGAGE-BACKED SECURITIES (17.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (8.8%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.557s, 2034	$466,985	$611,531
IFB Ser. 3861, Class PS, IO, 6.448s, 2037	1,220,128	176,113
IFB Ser. 3232, Class KS, IO, 6.148s, 2036	857,051	112,488
IFB Ser. 4104, Class S, IO, 5.948s, 2042	912,262	220,847
IFB Ser. 3116, Class AS, IO, 5.948s, 2034	1,009,459	62,611
IFB Ser. 4240, Class SA, IO, 5.848s, 2043	8,820,645	2,025,573
IFB Ser. 4245, Class AS, IO, 5.848s, 2043	9,269,451	2,085,645
IFB Ser. 271, Class S5, IO, 5.848s, 2042	8,934,213	1,955,878
IFB Ser. 3852, Class NT, 5.848s, 2041	2,588,880	2,571,405
IFB Ser. 317, Class S3, IO, 5.828s, 2043	4,038,631	920,890
IFB Ser. 14-325, Class S1, IO, 5.798s, 2044	3,859,222	843,819
IFB Ser. 14-326, Class S2, IO, 5.798s, 2044	8,225,864	1,939,078
IFB Ser. 311, Class S1, IO, 5.798s, 2043	7,573,840	1,615,674
IFB Ser. 308, Class S1, IO, 5.798s, 2043	4,878,500	1,192,061
IFB Ser. 14-327, Class S8, IO, 5.768s, 2044	1,113,365	244,272
IFB Ser. 314, Class AS, IO, 5.738s, 2043	2,512,662	551,713
Ser. 3687, Class CI, IO, 5s, 2038	2,037,040	325,213
Ser. 3632, Class CI, IO, 5s, 2038	254,332	23,849
Ser. 3626, Class DI, IO, 5s, 2037	59,640	969
Ser. 4122, Class TI, IO, 4 1/2s, 2042	2,291,393	505,481
Ser. 4193, Class PI, IO, 4s, 2043	4,871,756	858,642
Ser. 4116, Class MI, IO, 4s, 2042	4,924,799	990,326
Ser. 4213, Class GI, IO, 4s, 2041	3,320,146	577,373
Ser. 304, Class C53, IO, 4s, 2032	3,407,305	497,126
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	4,059,356	958,989
Ser. 304, Class C22, IO, 3 1/2s, 2042	2,432,836	568,675
Ser. 4141, Class IM, IO, 3 1/2s, 2042	4,563,909	889,953
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	2,264,540	438,764
Ser. 4122, Class CI, IO, 3 1/2s, 2042	7,568,256	1,201,438
Ser. 304, IO, 3 1/2s, 2027	2,380,262	281,537
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,748,782	209,627
Ser. 4158, Class TI, IO, 3s, 2042	8,208,091	1,133,455
Ser. 4165, Class TI, IO, 3s, 2042	9,180,517	1,255,895
Ser. 4134, Class PI, IO, 3s, 2042	10,907,947	1,684,841
Ser. 4183, Class MI, IO, 3s, 2042	3,032,055	414,179

Absolute Return 700 Fund	21

MORTGAGE-BACKED SECURITIES (17.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 13-4206, Class IP, IO, 3s, 2041	$6,259,789	$873,741
Ser. 304, Class C45, IO, 3s, 2027	3,582,602	439,375
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	9,221,473	1,061,484
Ser. T-8, Class A9, IO, 0.437s, 2028	218,034	2,317
Ser. T-59, Class 1AX, IO, 0.273s, 2043	512,154	6,302
Ser. T-48, Class A2, IO, 0.212s, 2033	757,871	7,401
FRB Ser. T-54, Class 2A, IO, zero %, 2043	302,716	24

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.739s, 2035	73,098	118,331
IFB Ser. 05-122, Class SE, 22.567s, 2035	240,266	344,659
IFB Ser. 11-4, Class CS, 12.595s, 2040	1,355,337	1,596,724
IFB Ser. 13-81, Class US, IO, 6.098s, 2043	1,453,436	264,511
IFB Ser. 12-128, Class YS, IO, 6.048s, 2042	2,181,296	397,127
IFB Ser. 13-81, Class QS, IO, 6.048s, 2041	3,100,144	531,626
IFB Ser. 13-19, Class SK, IO, 5.998s, 2043	2,202,808	484,879
IFB Ser. 13-9, Class LS, 5.998s, 2043	3,357,080	776,794
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	6,117,867	1,362,877
Ser. 13-98, Class SA, IO, 5.798s, 2043	3,154,158	680,983
IFB Ser. 13-124, Class SB, IO, 5.798s, 2043	2,186,508	478,640
IFB Ser. 13-92, Class SA, IO, 5.798s, 2043	1,436,623	348,927
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	1,387,069	320,823
Ser. 13-101, Class SE, IO, 5.748s, 2043	3,099,076	779,139
IFB Ser. 13-128, Class CS, IO, 5.748s, 2043	3,764,434	847,976
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	2,104,515	458,574
Ser. 397, Class 2, IO, 5s, 2039	74,938	12,623
Ser. 398, Class C5, IO, 5s, 2039	321,102	47,812
Ser. 10-13, Class EI, IO, 5s, 2038	175,770	4,562
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	2,890,600	336,437
Ser. 418, Class C24, IO, 4s, 2043	5,783,246	1,359,966
Ser. 13-44, Class PI, IO, 4s, 2043	1,610,089	267,174
Ser. 12-124, Class UI, IO, 4s, 2042	6,058,962	1,160,291
Ser. 12-96, Class PI, IO, 4s, 2041	1,650,425	293,792
Ser. 12-40, Class MI, IO, 4s, 2041	3,678,073	635,808
Ser. 12-22, Class CI, IO, 4s, 2041	5,307,370	960,272
Ser. 406, Class 2, IO, 4s, 2041	328,396	66,927
Ser. 406, Class 1, IO, 4s, 2041	177,633	36,717
Ser. 409, Class C16, IO, 4s, 2040	783,304	153,544
Ser. 418, Class C15, IO, 3 1/2s, 2043	9,598,042	2,197,802
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	4,450,646	892,666
Ser. 417, Class C19, IO, 3 1/2s, 2033	3,923,581	574,844
Ser. 13-35, Class IP, IO, 3s, 2042	3,820,360	434,864
Ser. 13-23, Class PI, IO, 3s, 2041	5,100,531	524,743
Ser. 13-31, Class NI, IO, 3s, 2041	7,126,080	789,997
Ser. 13-55, Class MI, IO, 3s, 2032	3,506,435	476,805
Ser. 03-W10, Class 1, IO, 1.092s, 2043	280,202	8,154
Ser. 98-W5, Class X, IO, 1.021s, 2028	407,395	20,115
Ser. 98-W2, Class X, IO, 0.823s, 2028	1,403,616	81,585

22 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (17.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 03-W1, Class 2A, IO, zero %, 2042	$641,168	$50
Ser. 08-36, Class OV, PO, zero %, 2036	31,876	26,998

Government National Mortgage Association
IFB Ser. 12-26, Class SP, IO, 6.498s, 2042	1,188,413	280,632
IFB Ser. 10-85, Class SE, IO, 6.398s, 2040	3,949,940	760,837
IFB Ser. 10-50, Class LS, IO, 6.348s, 2040	8,148,268	1,548,171
IFB Ser. 13-37, Class S, IO, 6.078s, 2043	1,242,624	216,216
IFB Ser. 13-113, Class SL, IO, 6.078s, 2042	1,494,936	260,271
IFB Ser. 13-124, Class SC, IO, 6.048s, 2041	7,236,445	1,184,968
Ser. 13-116, Class SA, IO, 5.998s, 2043	2,020,549	367,275
IFB Ser. 13-129, Class SN, IO, 5.998s, 2043	1,548,827	264,447
IFB Ser. 13-152, Class SG, IO, 5.998s, 2043	5,036,728	868,766
IFB Ser. 13-129, Class CS, IO, 5.998s, 2042	3,522,306	605,837
IFB Ser. 10-20, Class SC, IO, 5.998s, 2040	11,132,950	2,020,074
Ser. 14-46, Class SA, IO, 5.948s, 2044	1,785,790	284,476
Ser. 13-149, Class MS, IO, 5.948s, 2039	3,132,436	499,216
IFB Ser. 14-32, Class CS, IO, 5.948s, 2044	3,621,311	787,635
IFB Ser. 13-134, Class DS, IO, 5.948s, 2043	3,967,776	667,380
IFB Ser. 13-99, Class VS, IO, 5.948s, 2043	1,616,377	301,293
IFB Ser. 12-77, Class MS, IO, 5.948s, 2042	2,630,632	629,721
IFB Ser. 11-146, Class AS, IO, 5.948s, 2041	3,443,389	703,205
Ser. 14-58, Class SA, IO, 5.94s, 2044	4,798,000	762,354
IFB Ser. 12-34, Class SA, IO, 5.898s, 2042	3,441,612	722,050
IFB Ser. 10-151, Class SA, IO, 5.898s, 2040	2,701,792	487,809
IFB Ser. 11-70, Class SN, IO, 5.748s, 2041	1,610,000	388,654
IFB Ser. 11-70, Class SH, IO, 5.738s, 2041	1,892,718	457,413
Ser. 14-25, Class QI, IO, 5s, 2044	5,430,542	1,281,662
Ser. 14-2, Class IC, IO, 5s, 2044	2,586,780	595,364
Ser. 13-3, Class IT, IO, 5s, 2043	1,713,084	365,570
Ser. 11-116, Class IB, IO, 5s, 2040	2,912,485	253,020
Ser. 10-35, Class UI, IO, 5s, 2040	2,506,211	584,800
Ser. 10-20, Class UI, IO, 5s, 2040	2,574,418	516,634
Ser. 10-9, Class UI, IO, 5s, 2040	10,680,223	2,456,512
Ser. 09-121, Class UI, IO, 5s, 2039	5,510,209	1,301,567
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	290,451	52,049
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	3,656,836	740,948
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	4,309,567	868,399
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	3,206,971	737,616
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	2,267,870	520,454
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	5,744,174	768,277
Ser. 13-24, Class PI, IO, 4s, 2042	2,146,027	405,749
Ser. 12-106, Class QI, IO, 4s, 2042	1,286,553	242,670
Ser. 12-47, Class CI, IO, 4s, 2042	2,707,955	626,083
Ser. 12-41, Class IP, IO, 4s, 2041	4,719,139	914,324
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	3,043,709	456,556
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	8,454,460	1,510,981
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	6,512,505	1,092,994

Absolute Return 700 Fund	23

MORTGAGE-BACKED SECURITIES (17.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	$4,741,170	$677,608
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	3,491,024	562,718
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	8,273,179	1,240,315
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	1,841,823	321,103
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	2,586,728	463,697
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	2,290,153	381,539
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,406,471	534,850
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	3,898,679	510,965
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	10,366,467	1,492,149

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.83s, 2027	105,710	793
Ser. 98-3, IO, zero %, 2027	62,154	913
Ser. 98-2, IO, zero %, 2027	53,023	381
Ser. 98-4, IO, zero %, 2026	83,122	2,046

		91,043,718
Commercial mortgage-backed securities (6.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	1,066,000	1,120,995
Ser. 06-1, Class B, 5.49s, 2045	255,000	261,095
FRB Ser. 05-1, Class B, 5.466s, 2042	840,000	865,200
FRB Ser. 05-5, Class D, 5.393s, 2045	426,000	433,114
FRB Ser. 05-6, Class G, 5.35s, 2047	443,000	436,368
Ser. 06-6, Class A2, 5.309s, 2045	24,812	24,881
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	225,699
Ser. 07-1, Class XW, IO, 0.494s, 2049	2,888,366	23,763

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 08-1, Class C, 6.461s, 2051	584,000	517,716
Ser. 04-2, Class G, 5.239s, 2038	1,000,000	1,038,300

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class C, 5.466s, 2042	429,000	419,348
Ser. 05-4, Class C, 5.147s, 2045	495,000	482,625

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.932s, 2042	1,856,837	4,377
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	1,076,855	543

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050	241,000	244,013
FRB Ser. 06-PW11, Class AJ, 5.607s, 2039	332,000	346,525
Ser. 05-PWR7, Class D, 5.304s, 2041	431,000	409,450
Ser. 05-PWR7, Class C, 5.235s, 2041	489,000	468,083
Ser. 05-PWR9, Class C, 5.055s, 2042	281,000	271,474

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.607s, 2039	1,010,000	1,026,160
FRB Ser. 06-PW11, Class C, 5.607s, 2039	384,000	381,581

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 5.975s, 2049	3,226,000	3,179,223
FRB Ser. 05-C3, Class B, 5.029s, 2043	770,000	735,350

24 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (17.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 5.04s, 2045	$1,486,000	$1,462,670

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.321s, 2044	262,000	259,380

COMM Mortgage Trust
FRB Ser. 07-C9, Class C, 5.986s, 2049	250,000	243,125
FRB Ser. 07-C9, Class D, 5.986s, 2049	350,000	336,875
Ser. 07-C9, Class AJ, 5.65s, 2049	627,000	661,736
FRB Ser. 04-LB3A, Class E, 5.618s, 2037	693,000	698,544
FRB Ser. 05-LP5, Class D, 5.257s, 2043	359,000	370,931

COMM Mortgage Trust 144A
FRB Ser. 13-CR8, Class D, 4.103s, 2046	450,000	383,533
FRB Ser. 07-C9, Class AJFL, 0.84s, 2049	613,000	553,662

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 02-CP5, Class E, 5.339s, 2035	251,252	251,296

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class H, 6.326s, 2035	460,000	445,694
Ser. 03-C3, Class AX, IO, 1.74s, 2038	318,764	13

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.577s, 2044	957,000	980,041

GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1,
Class AJ, 5.457s, 2044	1,908,108	1,903,013

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 04-C1,
Class G, 5.157s, 2038	567,000	574,258

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	233,000	233,350

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	320,000	309,856
FRB Ser. 05-GG3, Class D, 4.986s, 2042	783,000	788,675

GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.946s, 2038	299,000	301,056
Ser. 05-GG4, Class B, 4.841s, 2039	970,000	977,566
Ser. 05-GG4, Class AJ, 4.782s, 2039	313,000	317,882

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.826s, 2045	859,000	881,162
FRB Ser. 11-GC3, Class E, 5s, 2044	439,000	405,732
FRB Ser. 13-GC10, Class E, 4.562s, 2046 F	750,000	636,842
FRB Ser. GC10, Class D, 4.562s, 2046	636,000	578,696
Ser. 06-GG8, Class X, IO, 0.782s, 2039	52,665,061	842,641

JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C12, Class E, 4.223s, 2045	1,000,000	781,641

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 03-C1, Class D, 5.192s, 2037	1,864,583	1,878,567

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.282s, 2051	1,040,500	1,104,907
FRB Ser. 06-LDP7, Class B, 6.025s, 2045	619,000	553,803
FRB Ser. 04-CB9, Class B, 5.964s, 2041	800,000	812,160
Ser. 06-LDP6, Class AJ, 5.565s, 2043	1,381,000	1,422,430
FRB Ser. 05-LDP3, Class D, 5.365s, 2042	555,000	552,392

Absolute Return 700 Fund	25

MORTGAGE-BACKED SECURITIES (17.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 04-CBX, Class B, 5.021s, 2037	$210,000	$211,970
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	463,000	437,453
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	1,000,000	1,006,000
FRB Ser. 13-LC11, Class D, 4.383s, 2046	280,000	255,689
FRB Ser. 13-C10, Class D, 4.299s, 2047	213,000	193,326
Ser. 07-LDPX, Class X, IO, 0.494s, 2049	11,059,751	98,211

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.382s, 2051	392,000	394,103
FRB Ser. 07-CB20, Class C, 6.382s, 2051	658,000	617,421
FRB Ser. 11-C3, Class E, 5.728s, 2046	262,000	277,162
FRB Ser. 12-C6, Class F, 5 3/8s, 2045	432,000	394,366
FRB Ser. 13-C13, Class D, 4.191s, 2046	458,000	408,648
FRB Ser. 13-C13, Class E, 3.986s, 2046	639,000	495,147
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	553,000	409,386
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	370,000	265,364
FRB Ser. 12-C6, Class G, 2.972s, 2045	800,000	593,045

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.786s, 2040	133,390	132,890

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.921s, 2039	1,250,000	1,125,000
Ser. 06-C3, Class AJ, 5.72s, 2039	905,000	916,222
Ser. 07-C1, Class AJ, 5.484s, 2040	403,000	420,289
FRB Ser. 06-C6, Class C, 5.482s, 2039	704,000	688,160
FRB Ser. 05-C2, Class C, 5.388s, 2040	1,150,000	1,163,110
Ser. 05-C7, Class C, 5.35s, 2040	324,000	333,461
Ser. 07-C2, Class XW, IO, 0.738s, 2040	1,871,295	28,391

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.47s, 2051	328,000	358,307
FRB Ser. 05-CIP1, Class C, 5.396s, 2038	501,000	463,425
FRB Ser. 05-CIP1, Class B, 5.366s, 2038	265,000	254,400
Ser. 04-KEY2, Class D, 5.046s, 2039	263,000	264,920
FRB Ser. 04-BPC1, Class C, 5.011s, 2041	468,000	471,510

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	208,000	212,098
Ser. 06-4, Class AJ, 5.239s, 2049	311,000	314,499

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	295,000	286,357
Ser. 06-4, Class XC, IO, 0.261s, 2049	51,434,555	653,219

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.566s, 2046	143,000	127,299
FRB Ser. 13-C11, Class E, 4.566s, 2046	750,000	623,025
Ser. 13-C8, Class D, 4.311s, 2048	506,000	451,453
Ser. 13-C10, Class D, 4.218s, 2046	106,000	91,509

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class C, 5.678s, 2044	1,350,000	1,296,000
FRB Ser. 06-HQ8, Class D, 5.678s, 2044	274,000	251,148
Ser. 07-HQ11, Class C, 5.558s, 2044	1,181,000	1,177,457

26 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (17.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3,
Class D, 5.123s, 2049	$496,000	$478,020

Wachovia Bank Commercial Mortgage Trust Ser. 06-C24,
Class AJ, 5.658s, 2045	775,000	776,163

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C21, Class E, 5.414s, 2044	569,000	573,040

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.439s, 2046	2,412,000	2,150,215

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.415s, 2044	592,000	600,335
FRB Ser. 12-C6, Class E, 5s, 2045	533,000	483,324
FRB Ser. 13-UBS1, Class D, 4.788s, 2046	345,000	320,181
FRB Ser. 13-C15, Class D, 4.635s, 2046	841,000	759,397
FRB Ser. 12-C10, Class D, 4.608s, 2045	438,000	406,146
FRB Ser. 13-C12, Class D, 4.498s, 2048	538,000	497,494
FRB Ser. 13-C13, Class E, 4.278s, 2045	1,000,000	779,200
FRB Ser. 13-C14, Class D, 4.135s, 2046	716,000	632,414

		62,037,381
Residential mortgage-backed securities (non-agency) (2.5%)
Banc of America Funding Corp.
FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	309,075	299,803
FRB Ser. 06-G, Class 2A5, 0.432s, 2036	2,006,619	1,805,957

Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2,
2.654s, 2035	280,000	246,960

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 10.435s, 2037	293,749	180,949
FRB Ser. 13-RR2, Class 3A2, 7.41s, 2036	490,000	455,700
FRB Ser. 09-RR5, Class 7A2, 5 1/2s, 2035	1,350,000	1,127,250

Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 0.502s, 2035	410,907	355,846
FRB Ser. 05-59, Class 1A1, 0.487s, 2035	1,646,606	1,309,051
FRB Ser. 05-44, Class 1A1, 0.482s, 2035	1,304,418	1,061,539

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A,
0.462s, 2035	513,933	443,576

Jefferies Resecuritization Trust 144A FRB Ser. 09-R7,
Class 12A2, 2.617s, 2036	1,325,000	1,139,500

RBSSP Resecuritization Trust 144A FRB Ser. 09-5, Class 11A3,
6 1/2s, 2037	581,507	472,475

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.976s, 2046	4,001,755	2,816,235
FRB Ser. 07-QH1, Class A1, 0.312s, 2037	2,028,672	1,716,865
FRB Ser. 07-QH2, Class A1, 0.292s, 2037	2,942,684	2,287,937

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.196s, 2046	1,593,298	1,418,035
FRB Ser. 06-AR3, Class A1B, 1.126s, 2046	506,659	413,181
FRB Ser. 06-AR4, Class 1A1B, 1.066s, 2046	695,712	591,355
FRB Ser. 05-AR11, Class A1C3, 0.662s, 2045	1,368,949	1,201,253
FRB Ser. 05-AR13, Class A1C3, 0.642s, 2045	3,178,922	2,738,641
FRB Ser. 2004-AR13, Class A1B2, 0.642s, 2034	660,199	613,985

Absolute Return 700 Fund	27

MORTGAGE-BACKED SECURITIES (17.3%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR11, Class A1C4, 0.592s, 2045	$827,625	$720,034
FRB Ser. 05-AR1, Class A1B, 0.542s, 2045	220,652	197,638
FRB Ser. 05-AR9, Class A1B, 0.532s, 2045	1,583,803	1,463,362
FRB Ser. 05-AR13, Class A1B3, 0.512s, 2045	240,747	214,265
FRB Ser. 05-AR15, Class A1B3, 0.492s, 2045	622,929	545,062
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2,
0.324s, 2047	1,000,000	715,200

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 4.997s, 2036	439,309	431,907

		26,983,561

Total mortgage-backed securities (cost $168,753,044)		$180,064,660

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.8%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, May 1, 2044	$5,000,000	$5,421,094
4s, TBA, May 1, 2044	3,000,000	3,175,313

		8,596,407
U.S. Government Agency Mortgage Obligations (7.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3s, April 1, 2043	978,517	947,174

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, May 1, 2044	3,000,000	3,318,281
4 1/2s, May 1, 2041 ##	2,000,023	2,149,946
4 1/2s, TBA, May 1, 2044	24,000,000	25,766,251
4s, TBA, May 1, 2044	18,000,000	18,857,812
3 1/2s, TBA, May 1, 2044	10,000,000	10,155,469
3s, with due dates from January 1, 2043 to April 1, 2043	4,696,594	4,559,526
3s, TBA, May 1, 2044	12,000,000	11,699,063

		77,453,522

Total U.S. government and agency mortgage obligations (cost $85,373,987)		$86,049,929

U.S. TREASURY OBLIGATIONS (0.5%)*	Principal amount	Value

U.S. Treasury Notes
1 3/4s, May 31, 2016 [i]	$4,422,000	$4,573,056
2 3/4s, February 15, 2019 [i]	541,000	571,161
4 1/8s, May 15, 2015 [i]	106,000	112,423
2 1/2s, March 31, 2015 [i]	19,000	19,457

Total U.S. treasury obligations (cost $5,276,097)		$5,276,097

CORPORATE BONDS AND NOTES (8.6%)*	Principal amount	Value

Basic materials (0.6%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017	$196,000	$213,115

ArcelorMittal SA sr. unsec. unsub. notes 6 1/8s, 2018 (France)	85,000	93,181

Beverage Packaging Holdings Luxembourg II SA/Beverage
Packaging Holdings II Issuer, Inc. 144A company guaranty sr.
unsec. notes 5 5/8s, 2016 (Luxembourg)	1,375,000	1,404,218

28 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (8.6%)* cont.		Principal amount	Value

Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		$1,500,000	$1,623,750

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		630,000	610,313

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		605,000	629,956

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		500,000	535,000

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		1,000,000	1,062,168

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		230,000	257,312

			6,429,013
Capital goods (0.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		1,400,000	1,517,250

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		1,750,000	2,012,500

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	150,000	228,663

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$285,000	299,963

Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	245,000	360,196

			4,418,572
Communication services (1.5%)
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		$915,000	974,475

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		1,250,000	1,296,937

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		495,000	575,438

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		130,000	135,200

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		1,500,000	1,563,750

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)		700,000	740,250

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		500,000	560,000

Nil International Telecom SCA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		700,000	493,500

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		1,500,000	1,629,375

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		1,500,000	1,595,625

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	115,000	175,707

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	165,000	249,350

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		$560,000	604,800

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	540,000	957,322

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		$1,525,000	1,723,250

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	110,000	161,063

Absolute Return 700 Fund 29

CORPORATE BONDS AND NOTES (8.6%)* cont.		Principal amount	Value

Communication services cont.
Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$420,000	$442,050

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		1,000,000	1,148,750

			15,026,842
Consumer cyclicals (1.2%)
Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		860,000	821,300

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		133,000	134,330

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		330,000	334,125

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		1,500,000	1,732,500

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2019		475,000	505,875

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		500,000	533,125

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		312,000	321,750

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		1,000,000	1,065,000

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		477,000	505,024

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		500,000	511,250

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	291,012	404,745

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		$1,000,000	1,125,000

Navistar International Corp. sr. notes 8 1/4s, 2021		1,750,000	1,787,188

Owens Corning company guaranty sr. unsec. notes 9s, 2019		47,000	58,997

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020		200,000	223,000

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		1,300,000	1,384,500

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		500,000	557,500

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		395,000	450,300

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		341,560	355,222

			12,810,731
Consumer staples (0.3%)
Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018		581,400	610,470

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		590,000	663,750

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		1,750,000	1,929,375

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		50,000	51,500

			3,255,095
Energy (1.4%)
Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		1,000,000	1,070,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		1,000,000	1,048,750

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021		1,500,000	1,554,375

30 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (8.6%)* cont.		Principal amount	Value

Energy cont.
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)		$1,000,000	$1,021,250

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019		1,250,000	1,296,875

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016		265,000	297,463

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)		3,055,000	2,955,590

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020		2,500,000	2,637,500

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		2,000,000	2,067,500

			13,949,303
Financials (1.2%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,000,000	1,116,250

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		520,000	557,700

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		1,190,000	1,292,638

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
bonds 8 1/8s, 2038		645,000	760,294

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4 7/8s, 2019		1,430,000	1,449,663

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, perpetual maturity (United Kingdom)		200,000	213,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018		610,000	614,575

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		635,000	646,906

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sub.
FRN notes 6s, 2021 (Russia)		400,000	379,000

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		230,000	271,113

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		1,676,000	1,726,280

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)		200,000	178,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		250,000	231,075

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		500,000	503,750

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		1,500,000	1,500,000

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		1,000,000	957,500

			12,397,744
Health care (1.2%)
AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		1,969,000	2,032,992

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		555,000	583,444

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	445,000	651,851

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$525,000	572,250

HCA, Inc. sr. notes 6 1/2s, 2020		610,000	680,150

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		1,390,000	1,511,625

Absolute Return 700 Fund	31

CORPORATE BONDS AND NOTES (8.6%)* cont.	Principal amount	Value

Health care cont.
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	$565,000	$600,313

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	856,000	977,980

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	1,080,000	1,171,800

Service Corp. International/US sr. notes 7s, 2017	185,000	208,125

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	665,000	729,838

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	2,430,000	2,612,250

		12,332,618
Technology (0.2%)
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	2,000,000	2,155,000

		2,155,000
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	1,000,000	1,058,750

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	1,800,000	1,935,000

		2,993,750
Utilities and power (0.3%)
AES Corp. (VA) sr. unsec. unsub. notes 9 3/4s, 2016	150,000	173,250

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	1,000,000	1,187,500

El Paso, LLC company guaranty sr. notes 7s, 2017	465,000	524,212

EP Energy, LLC/EP Energy Finance, Inc. sr. unsec. notes
9 3/8s, 2020	945,000	1,091,475

		2,976,437

Total corporate bonds and notes (cost $86,050,226)		$88,745,105

SENIOR LOANS (5.2%)* [c]	Principal amount	Value

Basic materials (0.3%)
AIlnex Luxembourg & CY SCA bank term loan FRN 8 1/4s,
2020 (Luxembourg)	$500,000	$512,500

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	653,454	652,637

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	339,046	338,622

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	1,165,000	1,182,475

		2,686,234
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	980,000	1,000,621

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	661,998	652,895

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019	982,505	979,639

		2,633,155
Consumer cyclicals (2.2%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	1,042,535	1,044,099

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.402s, 2018	1,957,421	1,822,849

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	845,000	839,895

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	1,500,000	1,552,500

32 Absolute Return 700 Fund

SENIOR LOANS (5.2%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	$820,407	$818,013

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.903s, 2019	1,617,000	1,602,851

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,987,431	1,897,996

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	610,969	624,334

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	261,844	267,572

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	681,778	680,358

JC Penney Corp., Inc. bank term loan FRN 6s, 2018	997,487	986,578

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	569,927	565,652

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	987,500	980,711

ROC Finance, LLC bank term loan FRN 5s, 2019	497,500	480,709

Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	985,000	983,769

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	1,728,125	1,723,444

Sedgwick, Inc. bank term loan FRN 6 3/4s, 2022	1,275,000	1,258,152

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,198,522	1,195,901

Talbots, Inc. (The) bank term loan FRN 8 1/4s, 2021	800,000	794,000

Travelport, LLC bank term loan FRN 9 1/2s, 2016	625,223	644,761

Travelport, LLC bank term loan FRN 6 1/4s, 2019	1,602,888	1,631,940

Van Wagner Communications, Inc. bank term loan FRN Ser. B,
6.26s, 2018	484,433	489,882

		22,885,966
Consumer staples (0.5%)
BJ’s Wholesale Club, Inc. bank term loan FRN 8 1/2s, 2020	1,000,000	1,017,679

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	987,500

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	2,020,000

Sprouts Farmers Markets, Inc. bank term loan FRN 4s, 2020	449,643	449,081

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	335,000	339,606

WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	146,832	146,832

WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	80,422	80,422

		5,041,120
Energy (0.7%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,775,000	1,827,363

FTS International, Inc. bank term loan FRN Ser. B, 5 3/4s, 2021	1,265,000	1,268,953

Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands)	1,201,500	1,195,492

Quicksilver Resources, Inc. bank term loan FRN 7s, 2019	1,325,000	1,318,375

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	1,050,000	1,071,000

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	957,154	941,301

		7,622,484
Financials (0.3%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	1,105	1,107

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	1,350,000	1,355,063

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	1,466,503	1,453,672

		2,809,842
Health care (0.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	987,500	967,750

Kinetic Concepts, Inc. bank term loan FRN 4s, 2018	1,334,746	1,333,316

Absolute Return 700 Fund	33

SENIOR LOANS (5.2%)* [c] cont.	Principal amount		Value

Health care cont.
Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4s, 2018		$703,890	$701,602

Sheridan Holdings, Inc. bank term loan FRN 8 1/4s, 2021		430,000	434,300

			3,436,968
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018		2,236,413	2,223,833

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020		615,985	611,255

			2,835,088
Transportation (0.3%)
Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018 ‡‡		1,575,000	1,559,250

Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)		1,466,087	1,473,417

			3,032,667
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.737s, 2017		848,159	640,360

			640,360
Total senior loans (cost $53,407,234)			$53,623,884

COMMODITY LINKED NOTES (2.6%)* Ω	Principal amount		Value
Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less
0.16%, 2015 (Indexed to the DB Commodity Backwardation Alpha
22 Total Return Index multiplied by 3) (United Kingdom)		$4,824,000	$4,267,793

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2014
(Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		18,933,000	18,237,536

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015
(Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		4,925,000	4,914,067

Total commodity linked notes (cost $28,682,000)			$27,419,396

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$725,000	$659,750

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		3,710,000	3,606,120

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		775,000	830,994

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		220,000	236,500

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	123,750

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		635,000	620,713

Total foreign government and agency bonds and notes (cost $6,121,295)			$6,077,827

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.

2.785/3 month USD-LIBOR-BBA/May-24	May-14/2.785	$10,000,000	$49,600

(2.785)/3 month USD-LIBOR-BBA/May-24	May-14/2.785	10,000,000	27,000

34 Absolute Return 700 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (—%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.79/3 month USD-LIBOR-BBA/May-24	May-14/2.79	$6,666,700	$34,934

(2.79)/3 month USD-LIBOR-BBA/May-24	May-14/2.79	6,666,700	16,867

Deutsche Bank AG
2.78/3 month USD-LIBOR-BBA/May-24	May-14/2.78	4,000,000	18,760

(2.78)/3 month USD-LIBOR-BBA/May-24	May-14/2.78	4,000,000	11,560

Goldman Sachs International
2.78375/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	6,666,700	32,600

(2.78375)/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	6,666,700	18,333

Total purchased swap options outstanding (cost $343,802)			$209,654

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.7%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/$101.00	$25,000,000	$225,750

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.56	25,000,000	179,000

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.38	25,000,000	161,500

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.19	25,000,000	145,500

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.00	25,000,000	131,000

SPDR S&P 500 ETF Trust (PUT)	Nov-14/155.00	315,756	449,356

SPDR S&P 500 ETF Trust (Put)	Apr-15/164.00	332,432	1,585,431

SPDR S&P 500 ETF Trust (Put)	Mar-15/164.00	302,508	1,309,551

SPDR S&P 500 ETF Trust (Put)	Feb-15/163.00	303,508	1,082,458

SPDR S&P 500 ETF Trust (Put)	Jan-15/162.00	293,565	867,279

SPDR S&P 500 ETF Trust (Put)	Dec-14/158.00	303,655	621,898

Total purchased options outstanding (cost $11,088,136)			$6,758,723

SHORT-TERM INVESTMENTS (29.3%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.06% L	202,600,939	$202,600,939

SSgA Prime Money Market Fund zero % P	5,180,000	5,180,000

Federal Home Loan Mortgage Corp. discount commercial
paper with an effective yield of 0.05%, July 11, 2014	$8,816,000	8,815,304

Federal Home Loan Mortgage Corp. discount commercial
paper with an effective yield of 0.05%, July 1, 2014	1,000,000	999,932

U.S. Treasury Bills with an effective yield of 0.12%,
November 13, 2014 # Δ §	24,000,000	23,994,120

U.S. Treasury Bills with an effective yield of 0.13%,
August 21, 2014 # §	26,000,000	25,997,582

U.S. Treasury Bills with an effective yield of 0.09%, June 5, 2014	17,000,000	16,998,496

U.S. Treasury Bills with an effective yield of 0.10%, May 1, 2014	20,000,000	20,000,000

Total short-term investments (cost $304,567,518)		$304,586,373

TOTAL INVESTMENTS

Total investments (cost $1,064,896,680)		$1,134,271,016

Absolute Return 700 Fund	35

Key to holding’s currency abbreviations

EUR Euro

GBP British Pound

Key to holding’s abbreviations

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

OJSC Open Joint Stock Company

PO Principal Only

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,037,895,507.

Ω The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## Forward commitment, in part or in entirety (Note 1).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

36 Absolute Return 700 Fund

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $325,457,129 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $160,132,607) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/17/14	$32,069	$31,839	$230

	British Pound	Buy	6/18/14	8,439	8,768	(329)

	Canadian Dollar	Sell	7/17/14	1,559,681	1,544,629	(15,052)

	Chilean Peso	Buy	7/17/14	3,042	3,111	(69)

	Colombian Peso	Buy	7/17/14	78,007	54,414	23,593

	Japanese Yen	Sell	5/21/14	2,745,084	2,756,334	11,250

	Singapore Dollar	Sell	5/21/14	759,429	746,612	(12,817)

	Swiss Franc	Sell	6/18/14	1,481,034	1,468,318	(12,716)

Barclays Bank PLC
	British Pound	Sell	6/18/14	28,355	7,039	(21,316)

	Canadian Dollar	Sell	7/17/14	31,419	31,139	(280)

	Euro	Sell	6/18/14	3,106,221	3,111,820	5,599

	Japanese Yen	Sell	5/21/14	3,289,491	3,350,239	60,748

	Mexican Peso	Buy	7/17/14	2,288,768	2,282,982	5,786

	New Zealand Dollar	Buy	7/17/14	4,644,234	4,613,176	31,058

	Norwegian Krone	Sell	6/18/14	772,220	804,363	32,143

	Singapore Dollar	Sell	5/21/14	403,045	396,255	(6,790)

	South African Rand	Sell	7/17/14	934,376	920,523	(13,853)

	South Korean Won	Buy	5/21/14	957,878	940,582	17,296

	Swedish Krona	Sell	6/18/14	1,555,403	1,498,189	(57,214)

	Swiss Franc	Buy	6/18/14	1,550,028	1,553,916	(3,888)

Citibank, N.A.
	Australian Dollar	Sell	7/17/14	1,533,293	1,529,667	(3,626)

	Canadian Dollar	Sell	7/17/14	264,106	261,810	(2,296)

	Chilean Peso	Sell	7/17/14	878,940	898,180	19,240

	Euro	Sell	6/18/14	3,104,833	3,087,808	(17,025)

	Japanese Yen	Sell	5/21/14	4,430,526	4,426,497	(4,029)

	New Zealand Dollar	Buy	7/17/14	3,092,872	3,066,960	25,912

	Norwegian Krone	Sell	6/18/14	1,414,846	1,407,811	(7,035)

	Swiss Franc	Buy	6/18/14	220,166	231,079	(10,913)

Credit Suisse International
	British Pound	Buy	6/18/14	1,790,398	1,768,910	21,488

	British Pound	Sell	6/18/14	1,790,398	1,773,625	(16,773)

Absolute Return 700 Fund	37

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $160,132,607) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Canadian Dollar	Sell	7/17/14	$1,516,149	$1,489,026	$(27,123)

	Euro	Buy	6/18/14	1,701,679	1,690,644	11,035

	Indian Rupee	Buy	5/21/14	937,570	861,202	76,368

	Japanese Yen	Sell	5/21/14	3,568,245	3,583,026	14,781

	New Zealand Dollar	Buy	7/17/14	3,129,625	3,117,000	12,625

	Norwegian Krone	Sell	6/18/14	382,768	363,767	(19,001)

	Singapore Dollar	Sell	5/21/14	684,212	672,701	(11,511)

	South Korean Won	Buy	5/21/14	958,720	939,965	18,755

	Swedish Krona	Sell	6/18/14	1,607,592	1,556,130	(51,462)

	Swiss Franc	Buy	6/18/14	1,673,353	1,673,646	(293)

Deutsche Bank AG
	Australian Dollar	Buy	7/17/14	1,725,983	1,711,823	14,160

	British Pound	Sell	6/18/14	11,308	2,202	(9,106)

	Canadian Dollar	Sell	7/17/14	1,463,237	1,450,195	(13,042)

	Euro	Sell	6/18/14	1,552,971	1,535,171	(17,800)

	Japanese Yen	Sell	5/21/14	3,011,779	3,024,032	12,253

	New Zealand Dollar	Buy	7/17/14	3,119,773	3,106,668	13,105

	Norwegian Krone	Sell	6/18/14	1,416,122	1,401,931	(14,191)

	Swedish Krona	Buy	6/18/14	1,553,098	1,575,089	(21,991)

	Swedish Krona	Sell	6/18/14	1,554,666	1,555,739	1,073

	Swiss Franc	Sell	6/18/14	1,473,419	1,451,473	(21,946)

Goldman Sachs International
	Australian Dollar	Buy	7/17/14	27,725	27,510	215

	British Pound	Sell	6/18/14	1,504,488	1,485,690	(18,798)

	Canadian Dollar	Sell	7/17/14	559,995	551,230	(8,765)

	Euro	Buy	6/18/14	3,155,188	3,140,041	15,147

	Japanese Yen	Sell	5/21/14	3,829,133	3,832,273	3,140

HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/14	1,562,127	1,560,045	(2,082)

	British Pound	Sell	6/18/14	3,136,066	3,095,448	(40,618)

	Canadian Dollar	Sell	7/17/14	671,466	665,884	(5,582)

	Japanese Yen	Sell	5/21/14	1,626,695	1,627,175	480

	Swedish Krona	Sell	6/18/14	54,616	39,658	(14,958)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/14	7,671	8,504	(833)

	British Pound	Buy	6/18/14	1,559,847	1,560,320	(473)

	Canadian Dollar	Sell	7/17/14	28,687	8,977	(19,710)

	Euro	Buy	6/18/14	3,042,408	3,052,961	(10,553)

	Hungarian Forint	Sell	6/18/14	939,548	916,326	(23,222)

	Indian Rupee	Buy	5/21/14	949,755	911,108	38,647

	Japanese Yen	Sell	5/21/14	2,595,759	2,584,629	(11,130)

	Mexican Peso	Buy	7/17/14	641,765	640,304	1,461

38 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $160,132,607) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank N.A.cont.
	New Taiwan Dollar	Sell	5/21/14	$927,464	$923,300	$(4,164)

	New Zealand Dollar	Buy	7/17/14	1,581,862	1,568,369	13,493

	Norwegian Krone	Sell	6/18/14	1,407,373	1,396,473	(10,900)

	Singapore Dollar	Sell	5/21/14	109,834	107,993	(1,841)

	Swedish Krona	Buy	6/18/14	1,553,698	1,570,588	(16,890)

	Swedish Krona	Sell	6/18/14	1,553,698	1,557,539	3,841

	Swiss Franc	Buy	6/18/14	764,955	772,643	(7,688)

	Thai Baht	Buy	5/21/14	1,539,271	1,543,617	(4,346)

	Thai Baht	Sell	5/21/14	1,543,635	1,534,214	(9,421)

	Royal Bank of Scotland PLC (The)
	Japanese Yen	Sell	5/21/14	1,427,856	1,429,374	1,518

	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/17/14	1,536,713	1,555,666	(18,953)

	Australian Dollar	Sell	7/17/14	1,552,793	1,548,926	(3,867)

	British Pound	Buy	6/18/14	3,108,387	3,054,714	53,673

	British Pound	Sell	6/18/14	3,108,387	3,070,929	(37,458)

	Canadian Dollar	Sell	7/17/14	30,144	17,922	(12,222)

	Chilean Peso	Buy	7/17/14	1,507,057	1,557,397	(50,340)

	Euro	Buy	6/18/14	2,599,475	2,576,772	22,703

	Japanese Yen	Sell	5/21/14	4,880,798	4,890,553	9,755

	Mexican Peso	Buy	7/17/14	1,132,257	1,129,662	2,595

	New Taiwan Dollar	Sell	5/21/14	927,464	922,904	(4,560)

	New Zealand Dollar	Buy	7/17/14	3,134,166	3,107,653	26,513

	Norwegian Krone	Sell	6/18/14	998,206	995,603	(2,603)

	Singapore Dollar	Sell	5/21/14	1,213,523	1,193,274	(20,249)

	Swedish Krona	Sell	6/18/14	1,570,126	1,546,755	(23,371)

	Swiss Franc	Buy	6/18/14	873,390	873,045	345

	UBS AG
	British Pound	Sell	6/18/14	59,748	71,078	11,330

	Canadian Dollar	Sell	7/17/14	1,493,655	1,482,689	(10,966)

	Japanese Yen	Sell	5/21/14	4,165,486	4,179,497	14,011

	Norwegian Krone	Sell	6/18/14	1,416,122	1,401,810	(14,312)

	Swedish Krona	Buy	6/18/14	1,528,679	1,540,214	(11,535)

	Swiss Franc	Sell	6/18/14	2,200,069	2,180,619	(19,450)

	WestPac Banking Corp.
	Australian Dollar	Buy	7/17/14	65,523	45,914	19,609

	British Pound	Sell	6/18/14	1,377,905	1,362,310	(15,595)

	Canadian Dollar	Buy	7/17/14	97,901	108,707	(10,806)

	Euro	Buy	6/18/14	3,233,288	3,220,544	12,744

	Japanese Yen	Sell	5/21/14	1,043,027	1,047,232	4,205

	Total					$(197,825)

Absolute Return 700 Fund 39

FUTURES CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	9	$3,001,981	Jun-14	$(148,928)

Euro-CAC 40 Index (Short)	48	2,957,718	May-14	(82,076)

Euro-Dollar 90 day (Short)	39	9,674,925	Sep-15	2,115

FTSE 100 Index (Short)	305	34,731,595	Jun-14	(1,459,530)

IBEX 35 Index (Long)	102	14,716,860	May-14	393,963

S&P 500 Index E-Mini (Long)	178	16,713,310	Jun-14	152,724

S&P Mid Cap 400 Index
E-Mini (Long)	428	$57,912,680	Jun-14	(773,194)

S&P/TSX 60 Index (Short)	20	3,051,321	Jun-14	(61,904)

SPI 200 Index (Short)	25	3,175,439	Jun-14	(66,296)

U.S. Treasury Note 5 yr (Short)	104	12,423,125	Jun-14	7,654

U.S. Treasury Note 10 yr (Short)	843	104,887,641	Jun-14	(1,009,945)

Total				$(3,045,417)

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/14 (premiums $1,973,359) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$17,102,800	$115,615

JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	8,551,400	58,748

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	9,893,000	1,732,019

Total			$1,906,382

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $1,659,128) (Unaudited)
	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/$99.00	$50,000,000	$145,500

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/100.00	25,000,000	131,000

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.56	25,000,000	101,750

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.38	25,000,000	91,000

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.19	25,000,000	81,500

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.56	25,000,000	55,750

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.38	25,000,000	49,500

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.19	25,000,000	44,250

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.00	25,000,000	39,250

40 Absolute Return 700 Fund

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $1,659,128) (Unaudited) cont.
	Expiration date/	Contract
	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	May-14/$194.00	$612,218	$168,360

SPDR S&P 500 ETF Trust (Call)	May-14/191.50	151,439	95,709

SPDR S&P 500 ETF Trust (Call)	May-14/192.00	775,104	274,093

SPDR S&P 500 ETF Trust (Call)	May-14/188.50	164,957	209,495

SPDR S&P 500 ETF Trust (Call)	May-14/192.00	143,776	1,882

Total			$1,489,039

TBA SALE COMMITMENTS OUTSTANDING at 4/30/14 (proceeds receivable $15,907,734) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
May 1, 2044	$2,000,000	5/12/14	$2,147,188

Federal National Mortgage Association, 4s, May 1, 2044	5,000,000	5/12/14	5,238,281

Government National Mortgage Association, 4 1/2s,
May 1, 2044	5,000,000	5/20/14	5,421,094

Government National Mortgage Association, 4s,
May 1, 2044	3,000,000	5/20/14	3,175,313

Total			$15,981,876

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$264,121,200 E	$479,171	6/18/16	3 month USD-	0.75%	$(274,629)
			LIBOR-BBA

69,510,400 E	521,163	6/18/19	3 month USD-	2.00%	(13,096)
			LIBOR-BBA

34,585,000 E	86,426	6/18/24	3 month USD-	3.00%	(525,210)
			LIBOR-BBA

11,301,900 E	(277,547)	6/18/44	3 month USD-	3.75%	345,979
			LIBOR-BBA

1,747,300	(23)	3/27/24	3 month USD-	2.87%	(24,560)
			LIBOR-BBA

Total	$809,190				$(491,516)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$3,617,099	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$(4,564)
			USD-LIBOR	4.50% 30 year Fannie
Mae pools

1,689,360	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,132
			USD-LIBOR)	4.50% 30 year Fannie
Mae pools

Absolute Return 700 Fund	41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A. cont.
	$11,660,000	$—	7/19/23	(2.585%)	USA Non Revised	$(245,326)
					Consumer Price
					Index-Urban (CPI-U)

baskets	2,222,968	—	3/15/15	(3 month USD-	A basket	6,058,434
				LIBOR-BBA plus	(MLTRFCF3) of
				0.10%)	common stocks

units	58,251	—	3/13/15	3 month USD-	Russell 1000 Total	(6,299,586)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$405,909	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,050
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	793,729	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,536
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,518,893	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,445)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,312,728	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6,630
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,176,744	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,126
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	25,251,515	—	1/12/41	4.00% (1 month	Synthetic TRS Index	56,766
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,858,130	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(18,912)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	660,431	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,751
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	463,650	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,414
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	342,938	—	1/12/39	6.00% (1 month	Synthetic TRS Index	437
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	3,398,258	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(16,657)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	3,874,262	—	1/12/41	5.00% (1 month	Synthetic MBX Index	20,171
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

42 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,168,147	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$3,098
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

136,411	—	1/12/40	4.00% (1 month	Synthetic TRS Index	264
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

45,476	—	1/12/38	6.50% (1 month	Synthetic TRS Index	105
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

266,599	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,388
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,781,902	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,483
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,795,052	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(28,406)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,325,239	—	1/12/40	4.00% (1 month	Synthetic MBX Index	11,470
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,434,325	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,031)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,221,867	—	1/12/40	4.50% (1 month	Synthetic MBX Index	22,167
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,785,025	—	1/12/40	4.50% (1 month	Synthetic MBX Index	14,688
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

366,246	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,850
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

10,197	—	1/12/40	4.50% (1 month	Synthetic MBX Index	31
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

13,698,084	—	1/12/41	5.00% (1 month	Synthetic MBX Index	71,316
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

355,371	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,795
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,153,115	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,824
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

835,809	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,221
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Absolute Return 700 Fund 43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,381,845	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(21,479)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,575,262	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(6,570)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,762,480	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(2,224)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

667,985	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,506)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

333,993	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,253)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

333,993	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,253)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

670,272	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,514)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,740,957	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,531)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

670,272	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,514)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,281,374	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,354
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

812,300	—	1/12/41	5.00% (1 month	Synthetic TRS Index	859
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,075,031	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,493
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,338,356	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,021)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

11,760,000	—	7/19/23	(2.569%)	USA Non Revised	(228,614)
				Consumer Price
				Index-Urban (CPI-U)

1,314,912	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(157)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

952,058	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,667)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

44 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
units	132,855	$—	10/29/14	(0.15%)	Barclay’s EX-US	$4,826
					QMA USD Excess
					Return Index

units	385,106	—	10/29/14	(0.10%)	Barclay’s QMA US	(670,405)
					Excess Return Index

Citibank, N.A.
	$1,551,838	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,079
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	735,813	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,831
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,345,324	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(2,959)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

baskets	519	—	12/19/14	(3 month USD-	A basket	965,222
				LIBOR-BBA plus	(CGPUTQL2) of
				0.15%)	common stocks

baskets	611,768	—	1/6/15	3 month USD-	A basket	2,196,853
				LIBOR-BBA minus	(CGPUTS25) of
				0.70%	common stocks

shares	214,025	—	1/30/15	1 month USD-	Carlyle Group LP	(658,725)
				LIBOR plus 0.50%

shares	82,400	—	1/30/15	1 month USD-	Apollo Global	383,999
				LIBOR less 0.55%	Management, LLC

shares	240,057	—	1/30/15	1 month USD-	Apollo Global	1,118,697
				LIBOR less 0.55%	Management, LLC

shares	73,000	—	1/30/15	1 month USD-	Carlyle Group LP	(224,683)
				LIBOR plus 0.50%

units	11,348	—	12/19/14	3 month USD-	Russell 1000 Total	(596,063)
				LIBOR-BBA minus	Return Index
				0.10%

Credit Suisse International
	$927,301	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,828
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,945,253	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(4,373)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	4,200,983	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(9,444)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	11,560,000	—	7/19/23	(2.57%)	USA Non Revised	(225,882)
					Consumer Price
					Index-Urban (CPI-U)

	213,864	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(270)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

Absolute Return 700 Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
	$2,110,327	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$(2,663)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	2,727,829	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(3,442)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	2,449,660	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,589
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	2,456,883	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(293)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	2,047,943	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(244)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	5,123,736	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,416
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

Deutsche Bank AG
	56,678,000	—	1/24/24	(2.545%)	USA Non Revised	(498,540)
					Consumer Price
					Index-Urban (CPI-U)

EUR	25,085	—	1/21/15	(3 month EUR-	STOXX 600 Banks	65,829
				EURIBOR-REUTERS	Supersector Return
				minus 0.16%)	Index EUR

Goldman Sachs International
	$1,156,358	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,682
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	892,045	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,069
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,980,575	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,801
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,608,962	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,732
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,970,438	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,812
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,970,438	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,812
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,562,986	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,972
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

46 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,182,976	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,799)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

444,451	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,179)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,065,941	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,345
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

406,572	—	1/12/40	4.00% (1 month	Synthetic TRS Index	787
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

13,081	—	1/12/39	6.00% (1 month	Synthetic TRS Index	17
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,154,245	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,472
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,620,552	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,944)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

84,077	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(412)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

224,141	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,099)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

29,565	—	1/12/38	6.50% (1 month	Synthetic TRS Index	69
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,267,250	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,939
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,217,147	—	1/12/42	4.00% (1 month	Synthetic TRS Index	6,224
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,980,533	—	1/12/42	4.00% (1 month	Synthetic TRS Index	5,767
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,165,516	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,761
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,517,762	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,915
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,190,216	—	1/12/41	4.50% (1 month	Synthetic TRS Index	4,025
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,689,360	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$2,132
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	11,560,000	—	7/19/23	(2.58%)	USA Non Revised	(237,442)
					Consumer Price
					Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
	1,423,912	—	1/12/41	4.00% (1 month	Synthetic TRS Index	3,201
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,061,299	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,601
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

UBS AG
baskets	808,464	—	5/19/14	(3 month USD-	A basket	(837,918)
				LIBOR-BBA plus	(UBSEMBSK) of
				0.90%)	common stocks

shares	459,645	—	2/6/15	1 month USD-	iShares MSCI	52,163
				LIBOR-BBA minus	Emerging Markets
				0.75%	Index

shares	6,916	—	5/19/14	3 month USD-	MSCI Emerging	(128,762)
				LIBOR-BBA plus	Markets TR Net USD
				0.10%

units	112,580	—	5/19/14	3 month USD-	MSCI Emerging	(1,846,251)
				LIBOR-BBA plus	Markets TR Net USD
				0.20%

units	73,244	—	5/19/14	3 month USD-	MSCI Emerging	(1,205,752)
				LIBOR-BBA plus	Markets TR Net USD
				0.10%

Total		$—				$(2,899,454)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$4,785	$70,000	5/11/63	300 bp	$4,666
BBB– Index

CMBX NA	BBB–/P	9,522	158,000	5/11/63	300 bp	9,253
BBB– Index

CMBX NA	BBB–/P	19,446	315,000	5/11/63	300 bp	18,911
BBB– Index

CMBX NA	BBB–/P	18,582	326,000	5/11/63	300 bp	18,028
BBB– Index

48 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA	BBB–/P	$31,595	$285,000	5/11/63	300 bp	$31,111
BBB– Index

Credit Suisse International
CMBX NA	BBB–/P	822	106,000	5/11/63	300 bp	642
BBB– Index

CMBX NA	BBB–/P	19,183	241,000	5/11/63	300 bp	18,773
BBB– Index

CMBX NA	BBB–/P	8,915	293,000	5/11/63	300 bp	8,417
BBB– Index

CMBX NA	BBB–/P	5,180	294,000	5/11/63	300 bp	4,680
BBB– Index

CMBX NA	BBB–/P	4,548	296,000	5/11/63	300 bp	4,045
BBB– Index

CMBX NA	BBB–/P	33,557	297,000	5/11/63	300 bp	33,052
BBB– Index

CMBX NA	BBB–/P	3,483	300,000	5/11/63	300 bp	2,973
BBB– Index

CMBX NA	BBB–/P	24,736	310,000	5/11/63	300 bp	24,208
BBB– Index

CMBX NA	BBB–/P	24,002	310,000	5/11/63	300 bp	23,475
BBB– Index

CMBX NA	BBB–/P	20,393	310,000	5/11/63	300 bp	19,866
BBB– Index

CMBX NA	BBB–/P	23,820	327,000	5/11/63	300 bp	23,264
BBB– Index

CMBX NA	BBB–/P	36,250	473,000	5/11/63	300 bp	35,446
BBB– Index

CMBX NA	BBB–/P	24,458	596,000	5/11/63	300 bp	23,444
BBB– Index

CMBX NA BB Index	—	(2,356)	451,000	5/11/63	(500 bp)	1,507

CMBX NA BB Index	—	(5,274)	302,000	5/11/63	(500 bp)	(2,687)

CMBX NA BB Index	—	(1,437)	150,000	5/11/63	(500 bp)	(69)

CMBX NA BB Index	—	(1,368)	150,000	5/11/63	(500 bp)	(83)

CMBX NA BB Index	—	(5,819)	300,000	5/11/63	(500 bp)	(3,249)

CMBX NA	BBB–/P	10,625	222,000	5/11/63	300 bp	10,247
BBB– Index

CMBX NA	BBB–/P	6,520	274,000	5/11/63	300 bp	6,054
BBB– Index

CMBX NA	BBB–/P	5,210	276,000	5/11/63	300 bp	4,741
BBB– Index

CMBX NA	BBB–/P	5,977	276,000	5/11/63	300 bp	5,508
BBB– Index

CMBX NA	BBB–/P	11,967	277,000	5/11/63	300 bp	11,496
BBB– Index

Absolute Return 700 Fund 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$21,383	$874,000	5/11/63	300 bp	$19,897
BBB– Index

CMBX NA	—	(16,327)	289,000	1/17/47	(300 bp)	(9,275)
BBB– Index

CMBX NA	—	(17,587)	289,000	1/17/47	(300 bp)	(10,534)
BBB– Index

CMBX NA	—	(13,376)	285,000	1/17/47	(300 bp)	(6,422)
BBB– Index

CMBX NA	—	(16,695)	285,000	1/17/47	(300 bp)	(9,741)
BBB– Index

Goldman Sachs International
CMBX NA BB Index	—	(1,441)	150,000	5/11/63	(500 bp)	(156)

Total		$293,279				$321,488

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 22	B+/P	$(4,675,998)	$65,835,000	6/20/19	500 bp	$263,946
Index

NA HY Series 22	B+/P	(1,931,750)	27,110,000	6/20/19	500 bp	102,455
Index

NA HY Series 22	B+/P	(2,789,207)	38,725,000	6/20/19	500 bp	116,532
Index

Total		$(9,396,955)				$482,933

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

50 Absolute Return 700 Fund

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$12,156,234	$—	$—

Capital goods	11,949,152	—	—

Communication services	7,256,283	—	—

Conglomerates	7,191,651	14,350,260	—

Consumer cyclicals	58,771,629	—	—

Consumer staples	37,432,627	10,592,859	—

Energy	33,131,230	—	—

Financials	60,768,828	—	—

Health care	46,270,177	—	—

Technology	48,859,993	—	—

Transportation	14,968,640	—	—

Utilities and power	11,759,805	—	—

Total common stocks	350,516,249	24,943,119	—

Commodity linked notes	$—	$27,419,396	$—

Corporate bonds and notes	—	88,745,105	—

Foreign government and agency bonds and notes	—	6,077,827	—

Mortgage-backed securities	—	180,064,660	—

Purchased options outstanding	—	6,758,723	—

Purchased swap options outstanding	—	209,654	—

Senior loans	—	53,623,884	—

U.S. government and agency mortgage obligations	—	86,049,929	—

U.S. treasury obligations	—	5,276,097	—

Short-term investments	207,780,939	96,805,434	—

Totals by level	$558,297,188	$575,973,828	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(197,825)	$—

Futures contracts	(3,045,417)	—	—

Written options outstanding	—	(1,489,039)	—

Written swap options outstanding	—	(1,906,382)	—

TBA sale commitments	—	(15,981,876)	—

Interest rate swap contracts	—	(1,300,706)	—

Total return swap contracts	—	(2,899,454)	—

Credit default contracts	—	9,908,097	—

Totals by level	$(3,045,417)	$(13,867,185)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund	51

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $862,295,741)	$931,670,077
Affiliated issuers (identified cost $202,600,939) (Notes 1 and 5)	202,600,939

Foreign currency (cost $6) (Note 1)	5

Dividends, interest and other receivables	4,842,321

Receivable for shares of the fund sold	3,060,378

Receivable for investments sold	1,365,160

Receivable for sales of delayed delivery securities (Note 1)	10,679,610

Receivable for variation margin (Note 1)	657,009

Unrealized appreciation on forward currency contracts (Note 1)	683,923

Unrealized appreciation on OTC swap contracts (Note 1)	11,549,024

Premium paid on OTC swap contracts (Note 1)	81,680

Prepaid assets	113,078

Total assets	1,167,303,204

LIABILITIES

Payable to custodian	8,677

Payable for investments purchased	4,980,148

Payable for purchases of delayed delivery securities (Note 1)	74,776,080

Payable for shares of the fund repurchased	1,994,666

Payable for compensation of Manager (Note 2)	649,027

Payable for custodian fees (Note 2)	24,661

Payable for investor servicing fees (Note 2)	107,790

Payable for Trustee compensation and expenses (Note 2)	73,195

Payable for administrative services (Note 2)	3,280

Payable for distribution fees (Note 2)	224,241

Payable for variation margin (Note 1)	1,028,865

Unrealized depreciation on OTC swap contracts (Note 1)	14,126,990

Premium received on OTC swap contracts (Note 1)	374,959

Unrealized depreciation on forward currency contracts (Note 1)	881,748

Written options outstanding, at value (premiums $3,632,487) (Notes 1 and 3)	3,395,421

TBA sale commitments, at value (proceeds receivable $15,907,734) (Note 1)	15,981,876

Collateral on certain derivative contracts, at value (Note 1)	10,456,097

Other accrued expenses	319,976

Total liabilities	129,407,697

Net assets	$1,037,895,507

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$951,110,583

Undistributed net investment income (Note 1)	10,684,098

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	12,460,862

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	63,639,964

Total — Representing net assets applicable to capital shares outstanding	$1,037,895,507

(Continued on next page)

52 Absolute Return 700 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($348,118,067 divided by 27,954,959 shares)	$12.45

Offering price per class A share (100/94.25 of $12.45)*	$13.21

Net asset value and offering price per class B share ($28,437,306 divided by 2,325,080 shares)**	$12.23

Net asset value and offering price per class C share ($152,750,885 divided by 12,489,318 shares)**	$12.23

Net asset value and redemption price per class M share ($4,984,000 divided by 405,223 shares)	$12.30

Offering price per class M share (100/96.50 of $12.30)*	$12.75

Net asset value, offering price and redemption price per class R share
($1,825,765 divided by 148,002 shares)	$12.34

Net asset value, offering price and redemption price per class R5 share
($10,980 divided by 879 shares)	$12.50†

Net asset value, offering price and redemption price per class R6 share
($6,198,593 divided by 496,041 shares)	$12.50

Net asset value, offering price and redemption price per class Y share
($495,569,911 divided by 39,753,184 shares)	$12.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund	53

Statement of operations Six months ended 4/30/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $55,063 from investments in affiliated issuers) (Note 5)	$11,063,249

Dividends (net of foreign tax of $49,300) (including dividend income of from investments
in affiliated issuers)	3,925,757

Total investment income	14,989,006

EXPENSES

Compensation of Manager (Note 2)	3,954,066

Investor servicing fees (Note 2)	650,388

Custodian fees (Note 2)	41,582

Trustee compensation and expenses (Note 2)	32,514

Distribution fees (Note 2)	1,345,010

Administrative services (Note 2)	15,672

Other	354,791

Total expenses	6,394,023

Expense reduction (Note 2)	(2,428)

Net expenses	6,391,595

Net investment income	8,597,411

Net realized gain on investments (Notes 1 and 3)	39,126,216

Net realized loss on swap contracts (Note 1)	(1,873,217)

Net realized gain on futures contracts (Note 1)	3,572,145

Net realized loss on foreign currency transactions (Note 1)	(1,174,544)

Net realized gain on written options (Notes 1 and 3)	1,375,535

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,683,761

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(15,896,276)

Net gain on investments	26,813,620

Net increase in net assets resulting from operations	$35,411,031

The accompanying notes are an integral part of these financial statements.

54 Absolute Return 700 Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$8,597,411	$17,675,102

Net realized gain (loss) on investments
and foreign currency transactions	41,026,135	(24,029,554)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(14,212,515)	35,937,348

Net increase in net assets resulting from operations	35,411,031	29,582,896

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,999,508)	(342,713)

Class B	(127,876)	—

Class C	(660,606)	—

Class M	(30,941)	—

Class R	(18,601)	(381)

Class R5	(146)	(18)

Class R6	(95,842)	(22)

Class Y	(6,740,180)	(1,112,674)

Increase from capital share transactions (Note 4)	13,981,254	187,329,624

Total increase in net assets	37,718,585	215,456,712

NET ASSETS

Beginning of period	1,000,176,922	784,720,210

End of period (including undistributed net investment
income of $10,684,098 and $13,760,387, respectively)	$1,037,895,507	$1,000,176,922

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 55

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [e]

Class A
April 30, 2014**	$12.17	.10	.32	.42	(.14)	—	(.14)	—	$12.45	3.49*	$348,118	.62*	.84*	84*
October 31, 2013	11.78	.24	.16	.40	(.01)	—	(.01)	—	12.17	3.42	346,385	1.25	2.04	199
October 31, 2012	11.35	.21	.66	.87	(.44)	—	(.44)	—	11.78	7.97	331,370	1.33 [d]	1.82 [d]	164
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	11.35	2.55	364,714	1.37 [d]	2.86 [d]	174
October 31, 2010	11.16	.43	.06	.49	(.15)	(.05)	(.20)	— [f]	11.45	4.44	279,592	1.63 [d]	3.81 [d]	244
October 31, 2009†	10.00	.33	.83	1.16	—	—	—	— [f]	11.16	11.60*	86,344	1.41*[d]	3.06*[d]	48*

Class B
April 30, 2014**	$11.91	.06	.31	.37	(.05)	—	(.05)	—	$12.23	3.15*	$28,437	.99*	.48*	84*
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.13	26,015	2.08 [d]	1.06 [d]	164
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	11.19	1.84	22,984	2.12 [d]	2.14 [d]	174
October 31, 2010	11.08	.34	.05	.39	(.11)	(.05)	(.16)	— [f]	11.31	3.54	18,375	2.38 [d]	3.05 [d]	244
October 31, 2009†	10.00	.29	.79	1.08	—	—	—	— [f]	11.08	10.80*	6,613	2.05*[d]	2.71*[d]	48*

Class C
April 30, 2014**	$11.91	.06	.31	.37	(.05)	—	(.05)	—	$12.23	3.14*	$152,751	.99*	.47*	84*
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.16	138,619	2.08 [d]	1.06 [d]	164
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	11.19	1.79	132,156	2.12 [d]	2.12 [d]	174
October 31, 2010	11.09	.34	.06	.40	(.13)	(.05)	(.18)	— [f]	11.31	3.59	98,655	2.38 [d]	3.05 [d]	244
October 31, 2009†	10.00	.32	.77	1.09	—	—	—	— [f]	11.09	10.90*	29,797	2.05*[d]	2.89*[d]	48*

Class M
April 30, 2014**	$11.99	.07	.32	.39	(.08)	—	(.08)	—	$12.30	3.28*	$4,984	.87*	.60*	84*
October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199
October 31, 2012	11.23	.15	.65	.80	(.38)	—	(.38)	—	11.65	7.40	4,105	1.83 [d]	1.31 [d]	164
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	11.23	2.12	3,830	1.87 [d]	2.34 [d]	174
October 31, 2010	11.10	.37	.03	.40	(.13)	(.05)	(.18)	— [f]	11.32	3.64	3,134	2.13 [d]	3.30 [d]	244
October 31, 2009†	10.00	.33	.77	1.10	—	—	—	— [f]	11.10	11.00*	1,473	1.84*[d]	3.04*[d]	48*

Class R
April 30, 2014**	$12.04	.09	.33	.42	(.12)	—	(.12)	—	$12.34	3.47*	$1,826	.74*	.73*	84*
October 31, 2013	11.68	.21	.15	.36	— f	—	— f	—	12.04	3.11	2,005	1.50	1.77	199
October 31, 2012	11.25	.17	.67	.84	(.41)	—	(.41)	—	11.68	7.77	1,235	1.58 [d]	1.52 [d]	164
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	11.25	2.26	643	1.62 [d]	2.60 [d]	174
October 31, 2010	11.12	.40	.04	.44	(.14)	(.05)	(.19)	— f	11.37	3.97	431	1.88 [d]	3.56 [d]	244
October 31, 2009†	10.00	.32	.80	1.12	—	—	—	— f	11.12	11.20*	109	1.62*[d]	2.99*[d]	48*

Class R5
April 30, 2014**	$12.22	.13	.32	.45	(.17)	—	(.17)	—	$12.50	3.71*	$11	.47*	1.00*	84*
October 31, 2013	11.81	.28	.15	.43	(.02)	—	(.02)	—	12.22	3.66	11	1.02	2.29	199
October 31, 2012‡	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.34*[d]	.54*[d]	164

Class R6
April 30, 2014**	$12.23	.13	.32	.45	(.18)	—	(.18)	—	$12.50	3.73*	$6,199	.45*	1.01*	84*
October 31, 2013	11.81	.25	.20	.45	(.03)	—	(.03)	—	12.23	3.79	6,500.92		2.09	199
October 31, 2012‡	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31*[d]	.58*[d]	164

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56 Absolute Return 700 Fund	Absolute Return 700 Fund	57

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [e]

Class Y
April 30, 2014**	$12.20	.12	.33	.45	(.18)	—	(.18)	—	$12.47	3.68*	$495,570	.49*	.98*	84*
October 31, 2013	11.81	.27	.16	.43	(.04)	—	(.04)	—	12.20	3.67	464,035	1.00	2.27	199
October 31, 2012	11.37	.23	.67	.90	(.46)	—	(.46)	—	11.81	8.31	283,356	1.08 [d]	2.04 [d]	164
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	11.37	2.75	195,030	1.12 [d]	3.13 [d]	174
October 31, 2010	11.17	.46	.05	.51	(.16)	(.05)	(.21)	— [f]	11.47	4.64	169,634	1.38 [d]	4.04 [d]	244
October 31, 2009†	10.00	.40	.77	1.17	—	—	—	— [f]	11.17	11.70*	60,759	1.19*[d]	3.56*[d]	48*

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements (Note 2). Also excludes acquired fund fees, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/12	10/31/11	10/31/10

Class A	0.05%	0.08%	0.03%

Class B	0.05	0.08	0.03

Class C	0.05	0.08	0.03

Class M	0.05	0.08	0.03

Class R	0.05	0.08	0.03

Class R5	—	N/A	N/A

Class R6	—	N/A	N/A

Class Y	0.05	0.08	0.03

e Portfolio turnover excludes TBA purchase and sale commitments.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

58 Absolute Return 700 Fund	Absolute Return 700 Fund 59

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

60 Absolute Return 700 Fund

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

Absolute Return 700 Fund	61

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

62 Absolute Return 700 Fund

instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a

Absolute Return 700 Fund 63

payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

64 Absolute Return 700 Fund

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,613,300 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $7,601,719 and may include amounts related to unsettled agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Absolute Return 700 Fund 65

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $27,325,335 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$25,552,283	$—	$25,552,283	*

1,773,052	—	1,773,052	October 31,2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,066,105,629, resulting in gross unrealized appreciation and depreciation of $78,863,035 and $10,697,649, respectively, or net unrealized appreciation of $68,165,387.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

66 Absolute Return 700 Fund

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.433% of the fund’s average net assets before a decrease of $475,792 (0.047% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to limit the fund’s total expenses through February 28, 2015, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under each fund’s distribution plans) will not exceed an annual rate of 1.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at

Absolute Return 700 Fund	67

the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$222,680	Class R5	4

Class B	18,142	Class R6	1,587

Class C	96,536	Class Y	307,271

Class M	2,962	Total	$650,388

Class R	1,206

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,339 under the expense offset arrangements and by $1,089 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $629, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

68 Absolute Return 700 Fund

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$432,357	Class M	17,251

Class B	140,907	Class R	4,710

Class C	749,785	Total	$1,345,010

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $57,155 and $1,786 from the sale of class A and class M shares, respectively, and received $6,748 and $2,506 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,344 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $629,044,213 and $645,117,856, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amount	premiums

Written options outstanding
at the beginning of the
reporting period	$12,600,000	$—	1,866,012	$642,292

Options opened	78,304,200	2,025,317	257,941,187	4,913,650
Options exercised	—	—	—	—
Options expired	—	—	(5,561,192)	(2,808,263)
Options closed	(55,357,000)	(51,958)	(2,398,513)	(1,088,551)

Written options outstanding at
the end of the reporting period	$35,547,200	$1,973,359	251,847,494	$1,659,128

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/14		Year ended 10/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	3,411,520	$41,969,348	9,548,148	$114,169,615

Shares issued in connection with
reinvestment of distributions	299,440	3,641,187	26,634	310,819

	3,710,960	45,610,535	9,574,782	114,480,434

Shares repurchased	(4,226,492)	(51,952,319)	(9,242,561)	(110,681,279)

Net increase (decrease)	(515,532)	$(6,341,784)	332,221	$3,799,155

Absolute Return 700 Fund 69

	Six months ended 4/30/14		Year ended 10/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	143,711	$1,734,770	472,692	$5,564,826

Shares issued in connection with
reinvestment of distributions	10,150	121,599	—	—

	153,861	1,856,369	472,692	5,564,826

Shares repurchased	(194,494)	(2,348,161)	(349,031)	(4,105,601)

Net increase (decrease)	(40,633)	$(491,792)	123,661	$1,459,225

	Six months ended 4/30/14		Year ended 10/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	1,505,566	$18,174,214	3,745,106	$44,007,969

Shares issued in connection with
reinvestment of distributions	47,345	567,189	—	—

	1,552,911	18,741,403	3,745,106	44,007,969

Shares repurchased	(1,535,867)	(18,549,686)	(3,220,952)	(37,866,781)

Net increase	17,044	$191,717	524,154	$6,141,188

	Six months ended 4/30/14		Year ended 10/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	74,394	$905,781	112,620	$1,325,143

Shares issued in connection with
reinvestment of distributions	2,463	29,631	—	—

	76,857	935,412	112,620	1,325,143

Shares repurchased	(49,864)	(606,744)	(86,751)	(1,022,559)

Net increase	26,993	$328,668	25,869	$302,584

	Six months ended 4/30/14		Year ended 10/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	24,925	$304,209	107,725	$1,268,726

Shares issued in connection with
reinvestment of distributions	1,542	18,601	33	381

	26,467	322,810	107,758	1,269,107

Shares repurchased	(44,957)	(548,346)	(46,992)	(556,373)

Net increase (decrease)	(18,490)	$(225,536)	60,766	$712,734

	Six months ended 4/30/14		Year ended 10/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	12	146	2	18

	12	146	2	18

Shares repurchased	—	—

Net increase	12	$146	2	$18

70 Absolute Return 700 Fund

	Six months ended 4/30/14		Year ended 10/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	51,012	$628,360	612,220	$7,487,175

Shares issued in connection with
reinvestment of distributions	7,862	95,842	2	22

	58,874	724,202	612,222	7,487,197

Shares repurchased	(94,331)	(1,163,813)	(81,589)	(986,932)

Net increase (decrease)	(35,457)	$(439,611)	530,633	$6,500,265

	Six months ended 4/30/14		Year ended 10/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,329,960	$102,500,720	26,312,188	$315,776,014

Shares issued in connection with
reinvestment of distributions	470,609	5,722,600	76,709	895,189

	8,800,569	108,223,320	26,388,897	316,671,203

Shares repurchased	(7,089,014)	(87,263,874)	(12,347,969)	(148,256,748)

Net increase	1,711,555	$20,959,446	14,040,928	$168,414,455

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	879	100.0%	10,980

Class R6	880	0.2	11,000

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$131,328,141	$262,347,341	$191,074,543	$55,063	$202,600,939

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed

Absolute Return 700 Fund	71

and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,900,000

Purchased TBA commitment option contracts (contract amount)	$55,600,000

Purchased swap option contracts (contract amount)	$38,100,000

Written equity option contracts (contract amount) (Note 3)	$1,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$107,100,000

Written swap option contracts (contract amount) (Note 3)	$31,700,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$402,800,000

OTC interest rate swap contracts (notional)	$2,500,000

Centrally cleared interest rate swap contracts (notional)	$401,300,000

OTC total return swap contracts (notional)	$1,336,900,000

OTC credit default contracts (notional)	$8,300,000

Centrally cleared credit default contracts (notional)	$131,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$9,920,859*	depreciation	$12,762*

Foreign exchange
contracts	Receivables	683,923	Payables	881,748

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	17,308,683*	depreciation	15,809,612*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,024,996*	depreciation	7,196,688*

Total		$29,938,461		$23,900,810

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

72 Absolute Return 700 Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$5,914,312	$5,914,312

Foreign exchange
contracts	—	—	(1,176,604)	—	(1,176,604)

Equity contracts	(4,824,549)	5,597,977	—	(4,988,280)	(4,214,852)

Interest rate contracts	(267,165)	(2,025,832)	—	(2,799,249)	(5,092,246)

Total	$(5,091,714)	$3,572,145	$(1,176,604)	$(1,873,217)	$(4,569,390)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(878,018)	$(878,018)

Foreign exchange
contracts	—	—	1,742,007	—	1,742,007

Equity contracts	(552,939)	(2,510,020)	—	6,411,932	3,348,973

Interest rate contracts	(136,048)	(290,668)	—	1,671,549	1,244,833

Total	$(688,987)	$(2,800,688)	$1,742,007	$7,205,463	$5,457,795

Absolute Return 700 Fund	73

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$78,518	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$78,518

OTC Total return swap contracts*#	6,060,566	260,113	—	4,676,681	12,833	65,829	51,333	—	5,802	—	—	—	52,163	—	11,185,320

OTC Credit default contracts*#	—	—	—	—	39,686	—	1,285	—	—	—	—	—	—	—	40,971

Centrally cleared credit default contracts§	—	—	174,596	—	—	—	—	—	—	—	—	—	—	—	174,596

Futures contracts§	—	—	—	—	—	—	—	—	—	403,895	—	—	—	—	403,895

Forward currency contracts#	35,073	152,630	—	45,152	155,052	40,591	18,502	480	57,442	—	1,518	115,584	25,341	36,558	683,923

Purchased swap options**#	76,600	—	—	—	51,801	30,320	50,933	—	—	—	—	—	—	—	209,654

Purchased options**#	449,356	—	—	—	—	5,466,617	—	—	842,750	—	—	—	—	—	6,758,723

Total Assets	$6,621,595	$412,743	$253,114	$4,721,833	$259,372	$5,603,357	$122,053	$480	$905,994	$403,895	$1,518	$115,584	$77,504	$36,558	$19,535,600

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	458,119	—	—	—	—	—	—	—	—	—	—	—	458,119

OTC Total return swap contracts*#	6,549,476	1,034,159	—	1,482,430	246,611	498,540	254,875	—	—	—	—	—	4,018,683	—	14,084,774

OTC Credit default contracts*#	1,477	484	—	—	10,801	—	—	—	—	—	—	—	—	—	12,762

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	570,746	—	—	—	—	570,746

Forward currency contracts#	40,983	103,341	—	44,924	126,163	98,076	27,563	63,240	121,171	—	—	173,623	56,263	26,401	881,748

Written swap options#	115,615	—	—	—	—	—	—	—	1,790,767	—	—	—	—	—	1,906,382

Written options#	653,830	—	—	—	—	95,709	—	—	739,500	—	—	—	—	—	1,489,039

Total Liabilities	$7,361,381	$1,137,984	$458,119	$1,527,354	$383,575	$692,325	$282,438	$63,240	$2,651,438	$570,746	$—	$173,623	$4,074,946	$26,401	$19,403,570

Total Financial and Derivative Net Assets	$(739,786)	$(725,241)	$(205,005)	$3,194,479	$(124,203)	$4,911,032	$(160,385)	$(62,760)	$(1,745,444)	$(166,851)	$1,518	$(58,039)	$(3,997,442)	$10,157	$132,030

Total collateral received (pledged)†##	$(739,786)	$(725,241)	$—	$3,194,479	$(124,203)	$4,911,032	$(130,961)	$—	$(1,669,499)	$—	$—	$—	$(3,903,829)	$—	$811,992

Net amount	$—	$—	$(205,005)	$—	$—	$—	$(29,424)	$(62,760)	$(75,945)	$(166,851)	$1,518	$(58,039)	$(93,613)	$10,157	$(679,962)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

74 Absolute Return 700 Fund	Absolute Return 700 Fund	75

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

49,475,001	643,858	1,594,566	10,600,135

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

76 Absolute Return 700 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	Janet C. Smith
Company, LLC	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	Susan G. Malloy
Putnam Retail Management	President	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	James P. Pappas
Custodian	Principal Executive Officer, and	Vice President
State Street Bank	Compliance Liaison
and Trust Company		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
Legal Counsel	Vice President and	BSA Compliance Officer
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA107
287962 6/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014